Vanguard Mid-Cap Growth Fund

Supplement Dated July 1, 2019, to the Prospectus and Summary Prospectus Dated February 27, 2019

Effectively immediately, Ravi Dabas will be added as a co-portfolio manager on Frontier Capital’s portion of the Vanguard Mid-Cap Growth Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following will be added under the heading “Investment Advisors” in the

Fund Summary section:

Ravi Dabas, Vice President and Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since July 2019.

Prospectus Text Changes

The following will be added under the heading “Investment Advisors” in the

More on the Fund section:

Ravis Dabas, Vice President of Frontier Capital. He has worked in investment management since joining Frontier Capital in 2007, and has co-managed a portion of the Fund since July 2019. Education: B.E., Delhi College of Engineering; M.S., University of Houston; M.B.A., University of Pennsylvania.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 301 072019

Vanguard Whitehall Funds

Supplement Dated July 1, 2019, to the Statement of Additional Information Dated February 27, 2019

Important changes to Vanguard Mid-Cap Growth Fund

Effectively immediately, Ravi Dabas will be added as a co-portfolio manager on Frontier Capital‘s portion of Vanguard Mid-Cap Growth Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the “Investment Advisory and Other Services” section, the following replaces the “Other Accounts Managed” subsection on page B-53 for Frontier Capital:

1. Other Accounts Managed

Stephen M. Knightly, Christopher J. Scarpa and Ravi Dabas co-manage a portion of Vanguard Mid-Cap Growth Fund; as of October 31, 2018, the Fund held assets of $4.2 billion. As of October 31, 2018, Mr. Knightly and Mr. Scarpa co-managed 3 other registered investment companies with total assets of $3.2 billion (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $164 million (advisory fees not based on account performance), and 34 other accounts with total assets of $1.6 billion (none of which had advisory fees based on account performance). As of May 31, 2019, Mr. Dabas co-managed 2 other registered investment companies with total assets of $3.4 billion (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $165 million (advisory fees not based on account performance), and 28 other accounts with total assets of $1.5 billion (none of which had advisory fees based on account performance).

Within the same section, the following replaces the “Ownership of Securities” sub-section on page B-54:

4. Ownership of Securities

As of October 31, 2018, Mr. Knightly and Mr. Scarpa did not own any shares of Vanguard Mid-Cap Growth Fund. As of May 31, 2019, Mr. Dabas did not own any shares of the Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934 072019